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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

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         Date of Report (Date of earliest event report):  May 7, 2001

                           TIME WARNER TELECOM INC.
            (Exact name of registrant as specified in its charter)

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          Delaware             (Commission file Number)        84-1500624
(State or other jurisdiction                                (I.R.S. Employer
      of incorporation)                                  Identification Number)

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                           10475 Park Meadows Drive
                              Littleton, Colorado
                                     80124
             (Address of principal executive offices)  (Zip code)

     Registrant's telephone number, including area code:  (303)  566-1000

                                      N/A

         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On May 7, 2001, Time Warner Telecom Inc. ("Time Warner Telecom") issued a press release announcing its first quarter 2001 financial results.

     The press release issued by Time Warner Telecom on May 7, 2001, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     99.1  Press Release dated May 7, 2001, of Time Warner Telecom.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TIME WARNER TELECOM INC.

Date May 7, 2001                    By:   /s/  Paul Jones
                                    ------------------------------------------
                                    Name:  Paul Jones
                                    Title: Senior Vice President,
                                    General Counsel & Regulatory
                                    Policy


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                                 EXHIBIT INDEX


Exhibit No.   Description of the Exhibit

99.1          Press Release dated May 7, 2001, of Time Warner Telecom.


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